SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
             the Securities and Exchange Act of 1934

                   Date of Report: July 2, 1998


                   OKLAHOMA ENERGY CORPORATION
              (formerly Cayman Resources Corporation)
        (Exact name of registrant as specified in its charter)

Oklahoma                  0-13337                    73-1129531
(State of            (Commission File No.)        (I.R.S. Employer
 Incorporation)                                    Identification No.)

      6 East 5th Street, Ste 800, Tulsa, Oklahoma     74103-4444
     (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including Area Code: 918-587-4470



Cayman Resources Corporation 601 S. Boulder, Ste 500, Tulsa, OK  74119
  (Former Name or former address, if changed since last report.)



             Page 1 of 4 consecutively numbered pages.

Item 1.      Changes in Control of Registrant

On July 2,1998 the directors of Oklahoma Energy Corporation appointed three new directors to control the Company. The new directors of the Company are:

          Arthur E. Juhl of Larkspur, California
          Richard Shaw of Marshfield, Massachusetts
          J.W. Fuller of San Francisco, California

At a meeting held immediately following the appointment of new board members, the newly appointed directors elected Arthur E.
Juhl as President of Oklahoma Energy Corporation to fill the vacancy caused by the resignation of David M. Whitney.

Item 6.      Resignations of Registrant Directors

On July 2, 1998, David M. Whitney resigned his position as
President and Stella Thomason resigned her position as Secretary of Oklahoma Energy Corporation (the Company).

On July 2, 1998 immediately following the appointment of three new directors, Mr. David M. Whitney, Robert M. Hoover Jr. and
William Anthony Hogan resigned as directors of Oklahoma Energy
Corporation.



            Page 2 of 4 consecutively numbered pages.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                              Oklahoma Energy Corporation



DATED: July 2, 1998           By: /s/ David M. Whitney
                                      David M. Whitney, President
                                      and Chief Executive Officer




            Page 3 of 4 consecutively numbered pages.

INDEX TO EXHIBITS

SEC
Exhibit No.           Description of Exhibits            Page

                      NO EXHIBITS TO FORM 8-K






         Page 4 of 4 consecutively numbered pages.